UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2010

MARTHA STEWART LIVING OMNIMEDIA, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. 26th Street New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 827-8000

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2010, Michael Goldstein informed Martha Stewart Living Omnimedia, Inc. (the “Company”) that although he is standing for re-election to the Board of Directors, if re-elected, he intends to retire as a director and from the committees on which he serves as soon after the Annual Meeting as the Company is able to identify a replacement director.

Mr. Goldstein’s announcement was not prompted by any disagreements with the Company. After six years of service, Mr. Goldstein believed the Board was well balanced but the Company would benefit from an infusion of new talent on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: April 15, 2010	By:	/s/ Peter Hurwitz

Executive Vice President and General Counsel